UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2016

Recro Pharma, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-36329	26-1523233
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

490 Lapp Road, Malvern, Pennsylvania		19355
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (484) 395-2470

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Recro Pharma, Inc. (the “Company”) has provided the following information for the purpose of providing additional supplemental information to supplement the disclosure contained in the Company’s Post-Effective Amendment No. 1 to Form S-1 (No. 333-201841), filed with the Securities and Exchange Commission (“SEC”) on December 23, 2015, and declared effective on January 11, 2016, and the Company’s Registration Statement on Form S-3 (No. 333-201841), filed with the SEC on August 28, 2015, as amended, and declared effective on September 1, 2015.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

This section discusses the material components of the executive compensation program for the Company’s executive officers named in the “Summary Compensation Table” below. In 2015, the Company’s named executive officers were Gerri Henwood, the Company’s President and Chief Executive Officer; Stewart McCallum, the Company’s Chief Medical Officer; and Randall Mack, the Company’s Senior Vice President, Development, and Secretary.

Summary Compensation Table

The following table sets forth information concerning the compensation of the Company’s named executive officers during the fiscal years ended December 31, 2015 and December 31, 2014:

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)		Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Gerri Henwood	2015	447,301	(3)	286,980		—		1,140,399		—	—	48,342	1,923,022
President and Chief Executive Officer	2014	285,375	(3)	205,000		—		993,840		—	—	23,645	1,507,860
Stewart McCallum	2015	33,077		75,000	(5)	—		635,510	(6)	—	—	—	743,587
Chief Medical Officer (4)	2014	—		—		—		—		—	—	—	—
Randall Mack	2015	310,133		135,786		102,602	(7)	112,000		—	—	24,626	685,147
Senior Vice President, Development	2014	192,000		63,200		—		287,760		—	—	17,551	560,511

(1)	Reflects the grant date fair value determined in accordance with the Financial Accounting Standards Board Accounting Standards, Codification Topic 718, Compensation — Stock Compensation (“ASC 718”). The assumptions made in these valuations are included in Note 9 of the Notes to the Annual Financial Statements included in the Company’s Annual Report on Form 10-K.
(2)	Amounts shown represent payments made for medical, dental, life and disability premiums.
(3)	Although the Company is party to a consulting agreement with Malvern Consulting Group, Inc. (“MCG”), pursuant to which MCG provides services to the Company, including administrative, clinical development, regulatory and manufacturing fill services, no payments to MCG by the Company have been used to pay Ms. Henwood any compensation.
(4)	Dr. McCallum’s employment as Chief Medical Officer began on December 1, 2015.
(5)	Reflects the amount of Dr. McCallum’s employment signing bonus.
(6)	On December 1, 2015, the Board of Directors of the Company (the “Board”) granted an option to purchase 103,000 shares of the Company’s common stock (the “Inducement Grant”) to Dr. McCallum, upon his appointment as the Company’s Chief Medical Officer. The Inducement Grant was granted outside of the Amended and Restated Equity Incentive Plan and without shareholder approval pursuant to NASDAQ Listing Rule 5635(c)(4) and is subject to the terms and conditions of the Award Agreement for Inducement Awards between the Company and Dr. McCallum.

(7)	Reflects performance-based restricted stock units (“RSUs”).

Outstanding Equity Awards at Fiscal End-Year

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2015.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Share or Units of Stock That Have Not Vested (#)	Market Value of Shares of Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights That Have Not Vested ($)
Gerri Henwood	26,250	33,750	(1)	—	$8.00	3/12/2024	—	—	—		—
	16,664	23,336	(1)	—	$7.00	4/8/2024	—	—	—		—
	30,876	92,624	(2)	—	$2.47	12/17/2024	—	—	—		—
	49,055	74,445	(3)	—	$2.47	12/17/2024	—	—	—		—
	—	105,300	(1)	—	$8.41	12/16/2025	—	—	—		—
	—	105,300	(4)	—	$8.41	12/16/2025	—	—	—		—
Stewart McCallum	—	103,000	(5)	—	$9.29	12/1/2025	—	—	—		—
Randall Mack	50,000	—		—	$6.00	12/8/2018	—	—	—		—
	8,750	11,250	(1)	—	$8.00	3/12/2024	—	—	—		—
	8,332	11,668	(1)	—	$7.00	4/8/2024	—	—	—		—
	4,750	14,250	(1)		$2.47	12/17/2024
	7,545	11,455	(3)	—	$2.47	12/17/2024	—	—	—		—
	—	20,000	(1)	—	$8.41	12/16/2025	—	—	—		—
	—	—		—	—	—	—	—	12,200	(6)	102,602	(7)

(1)	The stock option vests in equal monthly installments over 48 months, beginning on the date that is one month from the date of grant, subject to continued employment with the Company.
(2)	On June 24, 2015, 15,437 shares subject to such options vested upon receipt of shareholder approval, and the remainder vests in equal monthly installments until December 17, 2018.
(3)	On July 25, 2015, 30% of the shares subject to such option vested upon the satisfaction of certain performance conditions, and the remainder vests in equal monthly installments over the three year period thereafter.
(4)	Reflects performance-based options which vest upon the achievement of certain development milestones and financial performance targets.
(5)	The stock option vests in equal monthly installments over 48 months, beginning on the date that is one month from the date of grant, subject to continued employment with the Company. The stock option is an inducement grant under NASDAQ listing rule 5635(c)(4).
(6)	Represent performance-based RSUs issuable upon achievement of certain development milestones.
(7)	This value was calculated using the closing price of the Company’s common stock on December 16, 2015, the grant date for the RSUs ($8.41).

Employment Agreements

Except with respect to Dr. McCallum, the terms and conditions of the Company’s employment agreements with each of the named executive officers remain consistent with information set forth in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 29, 2015 (the “2015 Proxy”).

On December 1, 2015, the Company entered into an employment agreement with Dr. McCallum, which provides for an initial annual base salary of $430,000. In addition to Dr. McCallum’s base salary, the employment agreement provides that he is eligible to participate in the Company’s incentive bonus program.

Dr. McCallum’s employment agreement is for an initial term of one year and automatically renews for one year periods, unless terminated by either party by delivery of 30 days written notice. Pursuant to the employment agreement, if the Company terminates Dr. McCallum’s employment without cause (as defined below) or he resigns for certain reasons described below within twelve months of a change of control (as defined below), Dr. McCallum will be entitled to receive (i) his base salary, any accrued but unused vacation and paid time off, any earned but unpaid bonus, and reimbursement of any proper business expenses as of the date of termination (referred to as the Accrued Benefits), (ii) his pro-rata annual bonus as of the date of termination, (iii) his base salary and health insurance benefits, at the Company’s expense, for a period of 12 months following the date of termination, and (iv) outplacement services for a period of 12 months following the date of termination, which shall not exceed $25,000. If Dr. McCallum’s employment is terminated as a result of his death or disability, he or his estate will be entitled to continue to receive (i) the Accrued Benefits, (ii) his base salary and health insurance benefits, at the Company’s expense, for a period of 6 months following the date of termination, and (iii) his pro-rated annual bonus as of the date of termination. In addition, if the severance and other benefits provided in the employment agreement or otherwise payable to Dr. McCallum would be subject to excise tax under Section 280(G) of the Internal Revenue Code, then his severance benefits will be either delivered in full or delivered as to such lesser extent that would result in no portion of the severance benefits being subject to such excise tax, whichever results in the receipt by Dr. McCallum on an after-tax basis of the greatest portion of such total severance and other benefits.

For purposes of the employment agreement, “cause” generally means Dr. McCallum’s (1) commission of an act of fraud or dishonesty against the Company; (2) willful failure to substantially perform his duties or material violation of the employment agreement, which willful failure or violation continues for 30 days or more following written notice to such officer; (3) loss of any permit, license, accreditation or other authorization necessary for Dr. McCallum to perform his duties; (4) conviction of a felony or a plea of “no contest” to a felony; or (5) conduct that is likely, in the judgment of the Board, to materially adversely affect the reputation of the Company, which conduct shall continue for five days or more following written notice to Dr. McCallum.

For purposes of the employment agreement, a “change of control” shall be deemed to have occurred upon the happening of any of the following events: (1) the consummation of a plan of dissolution or liquidation of the Company; (2) the consummation of the sale or disposition of all or substantially all of the assets of the Company; (3) the consummation of a merger, consolidation or other shareholder-approved fundamental business transaction in which the Company is a participant with another entity where the shareholders of the Company, immediately prior to the referenced transaction, will not beneficially own, immediately after the referenced transaction, shares or other equity interests entitling such shareholders to more than 50% of all votes to which all equity holders of the surviving entity would be entitled in the election of directors; (4) the date any entity, person or group, (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), (other than (A) the Company or any of its subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (B) any person who, on the date the Plan is effective, is the beneficial owner of outstanding securities of the Company), shall have become the beneficial owner of, or shall have obtained voting control over, more than fifty percent (50%) of the outstanding shares of the Common Stock; or (5) the first day after the date hereof when directors are elected such that a majority of the Board shall have been members of the Board for less than twenty-four (24) months, unless the nomination for election of each new director who was not a director at the beginning of such twenty-four (24) month period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period. Dr. McCallum will receive the payments and benefits described above if he terminates within 12 months of a change of control and during such twelve month period the Company and/or its successor: (1) materially and adversely changes his status, responsibilities or perquisites and such change is not cured within thirty days following written notice by Dr. McCallum to the Company, (2) reduces Dr. McCallum’s base salary or target cash bonus, or (3) requires Dr. McCallum to be principally based at any office or location more than 50 miles from his principal office prior to the change of control.

2016 Base Salary and Target Bonus

In December 2015, the Compensation Committee of the Board (the “Compensation Committee”) approved the following base salaries and potential target bonuses: $515,000 and up to a maximum 60% cash bonus for Ms. Henwood; $430,000 and up to a maximum 40% cash bonus for Dr. McCallum; and $339,465 and up to a maximum 35% cash bonus for Mr. Mack.

Director Compensation

Fiscal Year Ended December 31, 2015

Name	Fees Earned or Paid in Cash ($)		Option Awards ($)(1)	Total ($)
Alfred Altomari	42,500		56,000	98,500
William L. Ashton	42,500		56,000	98,500
Michael Berelowitz	35,000		56,000	91,000
Winston Churchill	27,500	(2)	56,000	83,500
Karen Flynn	6,875		240,200	247,075
Abraham Ludomirski	23,500	(2)	56,000	79,500
Wayne B. Weisman	43,500	(2)	56,000	99,500

(1)	Reflects the grant date fair value determined in accordance with ASC 718. The assumptions made in these valuations are included in Note 9 of the Notes to the Annual Financial Statements included in the Company’s Annual Report on Form 10-K.
(2)	The following fees that were earned by each of Mr. Churchill, Dr. Ludomirski, and Mr. Weisman, $27,500, $23,500, and $43,500, respectively, were paid to SCP Vitalife Partners II, L.P. pursuant to the partnership agreement between such partnership and Mr. Churchill, Dr. Ludomirski, and Mr. Weisman.

The Company’s directors receive annual cash retainers and annual grants of stock option awards. In December 2015, the Board approved changes to the Company’s director cash compensation policy. There have been no changes to the Company’s director equity compensation policy previously disclosed in the Company’s 2015 Proxy. Under the revised director cash compensation policy, each non-employee director receives the following:

Position	Retainer
Board Member	$40,000
Chairman of the Board	$25,000
Audit Committee Member	$10,000
Audit Committee Chair	$20,000
Compensation Committee Member	$7,500
Compensation Committee Chair	$15,00
Nominating and Corporate Governance Committee Member	$3,500
Nominating and Corporate Governance Committee Chair	$7,500

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2016

Recro Pharma, Inc.

By:	/s/ Gerri A. Henwood
Name:	Gerri A. Henwood
Title:	Chief Executive Officer